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                                                             Exhibit 99(q)(1)

                                POWER OF ATTORNEY


                  Each of the undersigned Trustees and Officers of ATLAS FUNDS (the "Trust") hereby appoints W. LAWRENCE KEY, JOSEPH M. O'DONNELL and GENE A. JOHNSON (with full power to each of them to act alone), his attorney-in-fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements on Forms N-1A and N-14 under the Investment Company Act of 1940 and under the Securities Act of 1933 of the Trust, including any and all amendments thereto, covering the registration and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive orders or rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

                  The undersigned Trustees and Officers hereby execute this Power of Attorney as of this 23rd day of June, 2003.


/s/ Marion O. Sandler                          /s/ Russell W. Kettell
-----------------------------------            -----------------------------
    Marion O. Sandler                              Russell W. Kettell
    Chief Executive Officer,                       Trustee
    President and Chairman


/s/ Gene A. Johnson                            /s/ David J. Teece
-----------------------------------            -----------------------------
    Gene A. Johnson                                David J. Teece
    Vice President and Treasurer                   Trustee


/s/ Barbara A. Bond                            /s/ David L. Rubinfeld
-----------------------------------            -----------------------------
    Barbara A. Bond                                Daniel L. Rubinfeld
    Trustee                                        Trustee